EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18

U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the quarterly report of Viscount Systems, Inc. (the “Company”) on Form 10 -Q for the fiscal quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 22, 2016	By:	/s/ Zhi Yuan Zheng
Zhi Yuan Zheng
Principal Financial Officer